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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 10, 1997


                        Millennium Pharmaceuticals, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                0-28494                                   04-3177038
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         (Commission File Number)              (IRS Employer Identification No.)


640 Memorial Drive, Cambridge, Massachusetts                 02139
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 (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (617) 679-7000
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          (Former name or former address, if changed since last report)


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         Item 2.   ACQUISITION OF DISPOSITION OF ASSETS
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              On February 10, 1997, Millennium Pharmaceuticals, Inc.
         ("Millennium") acquired (the "Acquisition") all of the issued capital stock of ChemGenics Pharmaceuticals Inc., a Delaware corporation ("ChemGenics"), by means of a merger of CPI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Millennium (the "Transitory Subsidiary"), with and into ChemGenics. The Acquisition took place pursuant to the terms of an Agreement and Plan of Merger, dated as of January 20, 1997 (the "Merger Agreement"), among Millennium, the Transitory Subsidiary and ChemGenics. Under the terms of the Merger Agreement, the stockholders of ChemGenics received an aggregate of 4,783,688 shares of Millennium's Common Stock, $.001 par value ("Millennium Common Stock") in exchange for their capital stock. In addition, each outstanding option to purchase a share of Common Stock, $.001 par value of ChemGenics ("ChemGenics Common Stock") was exchanged for an option to purchase 0.2374 shares of Millennium Common Stock at an exercise price equal to the exercise price prior to the Acquisition divided by 0.2374. Warrants to purchase an aggregate of 177,038 shares of Series A Convertible Preferred Stock, $.01 par value, of ChemGenics and a warrant to purchase up to 4,896,335 shares of ChemGenics Common Stock were surrendered for payments of $511,000 and $1,000,000, respectively. The consideration for the capital stock, options and warrants of ChemGenics was determined by arm's length negotiation between the parties as to the fair market value of ChemGenics as a going concern.

              ChemGenics is located in Cambridge, Massachusetts and is in the business of antifungal and antibacterial drug discovery.

         Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         ------    EXHIBITS

              (a)  Financial Statements of Business Acquired.
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              It is impracticable to provide the required financial statements at the time of the filing of this Current Report on Form 8-K. Required financial statements will be filed on a Form 8-K/A as soon as practicable after the date hereof, but not later than April 21, 1997.

              (b)  Pro Forma Financial Information.
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              It is impracticable to provide the required financial statements at the time of the filing of this Current Report on Form 8-K. Required pro forma financial statements will be filed on a Form 8-K/A as soon as practicable after the date hereof, but not later than April 21, 1997.

              (c)  Exhibits.
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              See Exhibit Index attached hereto.

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                                     SIGNATURES



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MILLENNIUM PHARMACEUTICALS, INC.
                                       (Registrant)



         Date:  February 20, 1997      By: /s/ Mark J. Levin
                                           -------------------------------------
                                           Mark J. Levin
                                           Chief Executive Officer


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                                   EXHIBIT INDEX
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         (2)       Agreement and Plan of Merger dated January 20, 1997 by and among Millennium Pharmaceuticals, Inc., CPI Acquisition Corp. and ChemGenics Pharmaceuticals Inc. Millennium will furnish supplementally a copy of any omitted Exhibit or Schedule to the Securities and Exchange Commission upon request.

         (99.1)    Press Release dated January 20, 1997.

         (99.2)    Press Release dated February 11, 1997.